                                                                    EXHIBIT 10.6

                              MANAGEMENT AGREEMENT


          THIS MANAGEMENT AGREEMENT (this "Agreement"), dated as of March 18, 1996, is among Hub Group, Inc., a Delaware corporation ("Hub Group"), Hub City Terminals, Inc., a Delaware corporation ("Hub Chicago") and the parties listed on the signature pages hereto.

          WHEREAS, concurrently with the execution of this Agreement, Hub Group, through its wholly owned subsidiary Hub Chicago, is entering into a Purchase and Sale Agreement ("Purchase and Sale Agreement") pursuant to which Hub Chicago will purchase the general partnership interest in the limited partnerships identified on the signature pages hereto (each a "Hub Partnership");

          WHEREAS, concurrently with the execution of this Agreement, Hub Chicago is entering into an Amended and Restated Agreement of Limited Partnership ("Limited Partnership Agreement") pursuant to which Hub Chicago will act as general partner for each Hub Partnership;

          WHEREAS, concurrently with the execution of this Agreement, Hub Group is consummating an initial public offering of its shares of Class A Common Stock (the "IPO"); and

          WHEREAS, Hub Group, Hub Chicago and each of the Hub Partnerships desire to enter into this Agreement delineating certain fundamental business practices which govern the relationship between each Hub Partnership, Hub Chicago and Hub Group after the IPO; and

          WHEREAS, the members of the Board of Directors of Hub Group who are not employees of Hub Group, Hub Chicago or any of the Hub Partnerships and who are not descendants or immediate family members of Phillip C. Yeager (the "Independent Directors") have adopted policies governing the relationship between each Hub Partnership, Hub Chicago and Hub Group; and

          WHEREAS, Hub Group, Hub Chicago and each of the Hub Partnerships wish to set forth these policies in this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

A.  Operating Procedures.

     1. Territorial Boundaries. Previously defined territorial marketing boundaries set up for each Hub Partnership and Hub Chicago will remain in effect after the IPO. These boundaries may only be amended from time to time by the Independent Directors.

     2. Administrative Services. Each Hub Partnership and other operating entities will be charged for administrative services provided by Hub Group, including, but not limited to, administrative, customer service, national accounts sales and international sales. Rates and formulas will be used to assess commissions and fees to each Hub Partnership and other entities for provided services. The Executive Committee of the Board of Directors of Hub Group may adjust the rates or formulas from time to time to eliminate any excess/deficit.

     It is expected that total costs for Hub Group administrative services will be offset with credits from fees and commissions. Any excess or deficit remaining at the end of each quarter will be charged or distributed, as the case may be, to the Hub Partnerships or other operating entities.

     3. New Business Ventures. Hub Group and Hub Chicago will have the right of first refusal as to all new business ventures. For purposes of clarification, and without limitation, examples of new business ventures include air freight, overseas operations and ocean transportation. A new business venture cannot be offered to the Hub Partnerships until Hub Group and Hub Chicago have both indicated by board resolution or other writing that neither Hub Group nor Hub Chicago, respectively, desire to pursue this new business venture. The Hub Partnerships will be used for vendor services to new business ventures subject to cost and service capabilities.

     4. Capital Investments. An annual rate equal to the corporate base rate as most recently announced by The First National Bank of Chicago at Chicago, Illinois plus 1% will be assessed to the Hub Partnerships for capital investments made by Hub Group or Hub Chicago on behalf of the Hub Partnerships. This assessment will be in addition to the monthly depreciation recorded for the capital expenditures. This assessment will be based on the undepreciated balance of the aforementioned capital investments.

     5. Employee Compensation. With respect to any compensation based on the equity of Hub Group that is paid by Hub Group to an employee of (or other service-provider to) the Hub Partnership, the Hub Partnership shall reimburse Hub Group for the cost of such compensation, based on the fair market value of the equity as of the date the compensation is includible in the income of the employee or other service-provider (or, if not includible in the income of the employee or other service-provider, based on the fair market value of the equity at the time the compensation is no longer subject to restriction).

     B. Modification, Termination and Amendment. This agreement may be changed, terminated or amended only by a majority of the Independent Directors.

     C. Annual Review. In connection with the annual audit of the financial statements of Hub Group and Hub Chicago, the independent public accountants for Hub Group and Hub Chicago will determine compliance with the terms of this Agreement.

     D. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

     E. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     F. Severability. If any provision of this Agreement shall be held invalid, illegal or unenforceable, the validity, legality or enforceability of the other provisions hereof shall not be affected thereby, and there shall be deemed substituted for the provision at issue a valid, legal and enforceable provision as similar as possible to the provision at issue.

     G. No Third Party Beneficiaries. This Agreement is solely for the benefit of the parties hereto and no provision of this Agreement shall be deemed to confer upon other third parties any remedy, claim, liability, reimbursement, cause of action or other right.

     H. Waiver. No party may waive any of the terms or conditions of this Agreement except by a duly signed writing referring to the specified provision to be waived.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the day and year first executed.


                                HUB GROUP, INC.


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY TERMINALS, INC.


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY ALABAMA PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY ATLANTA PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer

                                HUB CITY BOSTON PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     -------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY CANADA PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY CLEVELAND PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY DALLAS PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer

                                HUB CITY DETROIT PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY FLORIDA PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer

                                HUB CITY GOLDEN GATE PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY HOUSTON PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer

                                HUB CITY INDIANAPOLIS PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY KANSAS CITY PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY LOS ANGELES PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY MID ATLANTIC PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager

                                   Title: Chief Executive Officer


                                HUB CITY NEW HAVEN PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY NEW ORLEANS PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY NEW YORK STATE PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY NEW YORK - NEW JERSEY PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER

                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY NORTH CENTRAL PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY OHIO PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer

                                HUB CITY PHILADELPHIA PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY PITTSBURGH PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER

                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY PORTLAND PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY RIO GRANDE PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer


                                HUB CITY ST. LOUIS PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                By:  *
                                     ------------------------------------------
                                     Name: David P. Yeager
                                     Title: Chief Executive Officer

                                HUB CITY TENNESSEE PARTNERS, L.P.

                                By:  HUB CITY TERMINALS, INC., GENERAL PARTNER


                                     By:  *
                                          -------------------------------------
                                          Name: David P. Yeager
                                          Title: Chief Executive Officer


                               *By:     /s/ David P. Yeager
                                        ---------------------------------------
                                        Name: David P. Yeager